UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 29, 2023

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On December 29, 2023 (the “Effective Date”), a wholly owned subsidiary of Medalist Diversified REIT, Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”), a copy of which is filed hereto as Exhibit 10.1, with an unaffiliated purchaser (the “Buyer”) whereby the Company agreed to sell its 84% tenant-in-common interest in Hanover Square North located at 7230 Bell Creek Road, Mechanicsville, Virginia 23111 (the “Hanover Square Property”). The Company’s tenant-in-common partner, PMI Hanover Square, LLC, also entered into the same agreement to sell its 16% tenant-in-common interest. The sale price for the Hanover Square Property is $13,000,000.00, subject to customary prorations and adjustments. No later than five (5) days after the Effective Date, Buyer shall deposit $250,000.00 in earnest money into escrow (“Initial Earnest Money”) which shall become non-refundable forty (40) days after the Effective Date unless the Buyer terminates the Agreement. Buyer will also deliver into escrow an additional non-refundable deposit of $250,000.00 (“Additional Earnest Money”) within three (3) business days of the end of the forty (40) day Due Diligence Period. The Initial Earnest Money and Additional Earnest Money shall be referred to herein as the “Earnest Money”. The closing of the sale of the Hanover Square Property is expected to occur within thirty (30) days of the expiration of the Due Diligence Period.

The Agreement contains provisions, representations, warranties, covenants and indemnities that are customary and standard for the real estate industry and the sale of commercial real property. Several conditions to closing on the sale remain to be satisfied, and there can be no assurance that we will complete the transaction on the general terms described above or at all. In addition, there are certain limited circumstances under which the Earnest Money could be returned to Buyer.

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements above include, but are not limited to, matters identified as expectations and matters with respect to the future sale of the Hanover Square Property. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more information regarding risks and uncertainties that may affect the Company’s future results, review the Company’s filings with the Securities and Exchange Commission.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Purchase and Sale Agreement dated December 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: December 29, 2023	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer